LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED FEBRUARY 21, 2019 TO THE

PROSPECTUS AND SUMMARY PROSPECTUS

DATED SEPTEMBER 28, 2018, OF

MARTIN CURRIE INTERNATIONAL UNCONSTRAINED EQUITY FUND (THE “FUND”)

Effective February 21, 2019, the following paragraph replaces in its entirety the third paragraph in the summary section of the Fund’s Prospectus titled “Principal investment strategies”:

The fund may seek investment opportunities in any foreign country and under normal market conditions will invest in or have exposure to securities of companies located in at least three foreign countries. The fund may invest without limit in securities of companies located in any foreign country, including countries with developed or emerging markets. The fund may invest in companies of any size and market capitalization, but will typically invest in those companies with market capitalizations in excess of $3 billion. The fund’s portfolio is expected to be highly concentrated, with approximately 20-40 holdings.

Effective February 21, 2019, the following text is added after the second paragraph in the section titled “More on the fund’s investment strategies, investments and risks — Selection process”:

The subadviser engages with issuers to gain information on ESG (environmental, social and governance) related issues and to promote best practice in the management and disclosure of these ESG issues. The subadviser assesses those ESG factors that could impact the ability of an issuer to generate sustainable returns, which may include shareholder rights, accounting standards, remuneration, board structure, supply chain, data protection, pollution/hazardous waste policies, water usage, and climate change policies.

Please retain this supplement for future reference.

MCXX499561